MCA Worksheet I Account Owners Agreement                       Membership Number
For The AAL Variable Annuity
I request these services be made on my MCA.

___  Establish New Variable Annuity MCA

      Bank Change (on existing  Variable Annuity MCA)
___ -Complete areas marked with an asterisk.
___ Other -  As indicated below.

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*   MCA numbers. List all accounts this change pertains to:            *The first MCA withdrawal to                Account type
                                                                       reflect this change should be:              __Personal
                                                                       Month  PAC Day (1-28 only)  Year            __Business

                                                                       Account owner's AAL Branch number

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Account owner's or business name                                       Joint account owners name
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Account owner's or business street address                             Special MCA requests
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----------------------------------------------- ----------------------
City                                            State                  Zip Code
----------------------------------------------- ---------------------- -------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Account owner's Social Security number or business TIN number          Joint account owners Social Security number

------------------------------------------------------------------------------- ----------------------------------------------------
---------------- -------------------------------------------------------------------------------------------------------------------
  Certificate    Insured's Name                 A=Add                  Total Monthly Premium Amount
    Number                                      D=Delete               ($50 Miniumum)
                                                C=Change
---------------- -------------------------------------------------------------------------------------------------------------------
---------------- ---------------------------- -------------------- ------------------------------ ----------------------------------
                                                                                                  $
---------------- ---------------------------- -------------------- ------------------------------ ----------------------------------
---------------- ---------------------------- -------------------- ------------------------------ ----------------------------------
                                                                                                  $
---------------- ---------------------------- -------------------- ------------------------------ ----------------------------------
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

Indicate how the monthly payment should be allocated.

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Account        Large Company     Small Company    International    High Yield    Bond    Money Market    Balanced    Fixed Account
               Stock             Stock            Stock            Bond                  Account
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------------------ -------------------------- --------------------------------------------------------------------------------------
Amount         $                 $                $                $             $       $               $           $
------------------ -------------------------- --------------------------------------------------------------------------------------
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*   Authorization to Financial Institution to Honor Withdrawals
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


I hereby authorize the financial institution named below to honor withdrawals drawn by and payable to Aid Association for Lutherans when drawn on the account listed below.
This authorization shall remain in effect until revoked by me in writing and until you actually receive such notice, I agree that you shall be fully protected in honoring any such withdrawals.

I agree that your  treatment  of each such  withdrawal,  and your rights in  respect  to it shall be the same as if it were a check signed personally by me. I further agree if such withdrawal be Attach dishonored, whether with or without cause, you shall be under no Voided liability whatsoever though such dishonor results in the Sample
forfeiture of insurance.  Account owner's name (Business name, if     Check
appropriate) Transit number                                           Here

Full name of financial institution         Account number
Address of financial institution           Type of account
                                           __Checking __Savings
City     State        Zip Code             Phone number of financial institution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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X__________________________     X_______________________________    X___________
 Signature of account owner     Signature of joint account owner     Date



Original - Return completed form to:

        AAL Variable Products Service Center      AID ASSOCIATION FOR LUTHERANS
                                                  4321 N. Ballard Road,
                                                  Appleton, WI  54919-0001

        4321 North Ballard Road
        Appleton, WI  54919-6688                  DR name and code stamp

Pink - DR

Account owner must keep yellow copy.                                 V6568 R1-98